UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FIRST HAWAIIAN, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE. 1. Election of Directors: 1a Michael K. Fujimoto 1b Robert S. Harrison 1c Faye W. Kurren 1d James S. Moffatt 1e Mark M. Mugiishi 1f Kelly A. Thompson 1g Allen B. Uyeda 1h Vanessa L. Washington 1i C. Scott Wo THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3. 2. An advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. 3. Ratification of the appointment of Deloitte and Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2023. NOMINEES: This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://proxy.fhb.com or easily request a paper copy (see below). We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 14, 2023. Please visit http://proxy.fhb.com, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on April 25, 2023. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/224987645 (password: fh2023) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or voting instruction form. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of FIRST HAWAIIAN, INC. To Be Held On: April 26, 2023 at 8:00 a.m., Local Time virtually at https://web.lumiagm.com/224987645 (password: fh2023) You are receiving this communication because you hold shares in the company named above.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00003333333333301000 1 042623 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, Annual Report on Form 10-K and Annual Report to Stockholders are available at http://proxy.fhb.com ANNUAL MEETING OF STOCKHOLDERS OF FIRST HAWAIIAN, INC. April 26, 2023 8:00 a.m., Local Time In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy is revocable and, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. This proxy also confers discretionary authority to vote (1) with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the Annual Meeting. 1. Election of Directors: NOMINEES: 1a Michael K. Fujimoto 1b Robert S. Harrison 1c Faye W. Kurren 1d James S. Moffatt 1e Mark M. Mugiishi 1f Kelly A. Thompson 1g Allen B. Uyeda 1h Vanessa L. Washington 1i C. Scott Wo 2. An advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. 3. Ratification of the appointment of Deloitte and Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2023. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/224987645 (password: fh2023) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.